                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)          July 20, 2001
                                                   --------------------------

                              MERCK & CO., Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

                                  New Jersey
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                (State or Other Jurisdiction of Incorporation)

                  1-3305                             22-1109110
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        (Commission File Number)         (I.R.S. Employer Identification No.)

  One Merck Drive, PO Box 100, Whitehouse Station, NJ             08889-0100
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        (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code       (908) 423-1000
                                                   --------------------------




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Item 7. Financial Statements and Exhibits

    (c)  Exhibits
         --------
    Exhibit 99(a)         Press release issued                          Filed with
                          July 20, 2001 regarding                       this document
                          earnings for second quarter

    Exhibit 99(b)         Certain supplemental information              Filed with
                          not included in the press release             this document


Item 9. Regulation FD Disclosure

Incorporated by reference is a press release issued by the Registrant on July 20, 2001, attached as Exhibit 99(a), regarding earnings for second quarter. Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99(b). This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.





                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 MERCK & CO., Inc.




Date:  July 20, 2001                             By: /s/ Debra A. Bollwage
                                                     -------------------------
                                                     DEBRA A. BOLLWAGE
                                                     Assistant Secretary




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                                EXHIBIT INDEX


Exhibit
Number                Description
------                -----------
 99(a)                Press release issued July 20, 2001
                      regarding earnings for second quarter

 99(b)                Certain supplemental information not
                      included in the press release